Exhibit 99.(s)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Mark Garbin, hereby constitutes and appoints Richard Horowitz, Natalie Maniaci, David Mathews, Ken McGuire, Matt Osborne, Richard Pfister, Jack Rivkin and Jon Sundt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 12, 2014

/s/ Mark Garbin
Mark Garbin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Mark D. Gersten, hereby constitutes and appoints Richard Horowitz, Natalie Maniaci, David Mathews, Ken McGuire, Matt Osborne, Richard Pfister, Jack Rivkin and Jon Sundt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 12, 2014

/s/ Mark D. Gersten
Mark D. Gersten

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Neil M. Kaufman, hereby constitutes and appoints Richard Horowitz, Natalie Maniaci, David Mathews, Ken McGuire, Matt Osborne, Richard Pfister, Jack Rivkin and Jon Sundt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 12, 2014

/s/ Neil M. Kaufman
Neil M. Kaufman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Steven Spiegel, hereby constitutes and appoints Richard Horowitz, Natalie Maniaci, David Mathews, Ken McGuire, Matt Osborne, Richard Pfister, Jack Rivkin and Jon Sundt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 12, 2014

/s/ Steven Spiegel
Steven Spiegel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Anita K. Krug, hereby constitutes and appoints Richard Horowitz, Natalie Maniaci, David Mathews, Ken McGuire, Matt Osborne, Richard Pfister, Jack Rivkin and Jon Sundt and each of them, as her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 12, 2014

/s/ Anita K. Krug
Anita K. Krug